UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 25, 2018

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 2.02.  Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three and six months ended June 30, 2018 and certain other information regarding its derivative instruments.

The following table summarizes the net derivative losses that the Company expects to report in its earnings for the three and six months ended June 30, 2018:

DERIVATIVE LOSSES, NET
(in millions)

	Three Months Ended June 30, 2018	Six Months Ended June 30, 2018
Noncash changes in fair value:
Oil derivative losses	$(203)	$(330)
NGL derivative losses	(1)	—
Gas derivative losses	(12)	(27)
Marketing derivative gains (losses)	(2)	2
Total noncash derivative losses, net	(218)	(355)

Net cash payments on settled derivative instruments:
Oil derivative payments	(140)	(212)
Gas derivative receipts	1	2
Marketing derivative payments	(1)	(1)
Total cash derivative payments on settled derivative instruments, net	(140)	(211)
Total derivative losses, net	$(358)	$(566)

Item 7.01.  Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents the Company’s open commodity oil, NGL and gas derivative positions as of July 24, 2018:

	2018		Year Ending December 31, 2019
	Third Quarter	Fourth Quarter
Average daily oil production associated with derivatives (Bbl):
Collar contracts:
Volume	3,000	3,000	—
NYMEX price:
Ceiling	$58.05	$58.05	$—
Floor	$45.00	$45.00	$—
Collar contracts with short puts:
Volume	154,000	159,000	65,000
NYMEX price:
Ceiling	$57.70	$57.62	$60.74
Floor	$47.34	$47.26	$52.69
Short put	$37.31	$37.23	$42.69
Average daily NGL production associated with derivatives:
Ethane basis swap contracts (a):
Volume (MMBtu)	6,920	6,920	6,920
Price differential ($/MMBtu)	$1.60	$1.60	$1.60
Average daily gas production associated with derivatives (MMBtu):
Swap contracts:
Volume	100,000	100,000	—
NYMEX price	$3.00	$3.00	$—
Collar contracts with short puts:
Volume	50,000	50,000	—
NYMEX price:
Ceiling	$3.40	$3.40	$—
Floor	$2.75	$2.75	$—
Short put	$2.25	$2.25	$—
Basis swap contracts:
Permian Basin index swap volume (b)	60,000	60,000	44,877
Price differential ($/MMBtu)	$(1.46)	$(1.46)	$(1.46)
Southern California index swap volume (c)	80,000	66,522	84,932
Price differential ($/MMBtu)	$0.30	$0.50	$0.33
____________________

(a)
The ethane basis swap contracts reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices. The ethane basis swaps fix the basis differential on a NYMEX Henry Hub ("HH") MMBtu equivalent basis. The Company will receive the HH price plus the price differential on 6,920 MMBtu per day, which is equivalent to 2,500 Bbls per day of ethane.

(b)
The referenced basis swap contracts fix the basis differentials between the index price at which the Company sells its Permian Basin gas and the HH index price used in swap contracts and collar contracts with short puts.

(c)
The referenced basis swap contracts fix the basis differentials between Permian Basin index prices and southern California index prices for Permian Basin gas forecasted for sale in southern California.

Marketing derivatives. Periodically, the Company enters into buy and sell marketing arrangements to fulfill firm pipeline transportation commitments. Associated with these marketing arrangements, the Company may enter into index swap contracts to mitigate price risk.

The following table presents the Company's open marketing derivative positions as of July 24, 2018:

2018
Third Quarter
Average daily oil transportation commitments associated with derivatives (Bbl):
Basis swap contracts:
Magellan East Houston index swap volume (a)	2,022
Price differential ($/Bbl)	$3.30
____________________

(a)	The referenced basis swap contracts fix the basis differentials between NYMEX WTI and Magellan East Houston oil prices for Permian Basin oil forecasted for sale in the Gulf Coast region.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, completion of planned divestitures, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to perform the Company's drilling and operating activities, access to and availability of transportation, processing, fractionation, refining and export facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, investment instruments and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and resource potential, identification of drilling locations and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, cybersecurity risks, ability to implement planned stock repurchases, the risks associated with the ownership and operation of the Company's industrial sand mining and oilfield services businesses and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor,
Vice President and Chief Accounting Officer

Dated: July 25, 2018